Exhibit 4-277
INDENTURE

DATED AS OF AUGUST 15, 2011
_______________

THE DETROIT EDISON COMPANY
(One Energy Plaza, Detroit, Michigan 48226)

TO

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
(719 Griswold Street, Suite 930, Detroit, Michigan 48226)

AS TRUSTEE
_______________

SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
DATED AS OF OCTOBER 1, 1924

PROVIDING FOR

(A) AMENDMENT OF GRANTING CLAUSE AND
SECTION 2 OF ARTICLE VI

(B) GENERAL AND REFUNDING MORTGAGE BONDS,
2011 SERIES D, 2011 SERIES E, AND 2011 SERIES F

AND

(C)    RECORDING AND FILING DATA

TABLE OF CONTENTS*

Acknowledgment of Execution by Company	40
Execution by Trustee	40
Acknowledgment of Execution by Trustee	41
Affidavit as to Consideration and Good Faith	41

---------

*	This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.

PARTIES.
SUPPLEMENTAL INDENTURE, dated as of the 15th day of August, in the year 2011, between THE DETROIT EDISON COMPANY, a corporation organized and existing under the laws of the State of Michigan and a public utility (hereinafter called the “Company”), party of the first part, and The Bank of New York Mellon Trust Company, N.A., a trust company organized and existing under the laws of the United States, having a corporate trust agency office at 719 Griswold Street, Suite 930, Detroit, Michigan 48226, as successor Trustee under the Mortgage and Deed of Trust hereinafter mentioned (hereinafter called the “Trustee”), party of the second part.

ORIGINAL INDENTURE AND SUPPLEMENTALS.
WHEREAS, the Company has heretofore executed and delivered its Mortgage and Deed of Trust (hereinafter referred to as the “Original Indenture”), dated as of October 1, 1924, to the Trustee, for the security of all bonds of the Company outstanding thereunder, and pursuant to the terms and provisions of the Original Indenture, indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1, 1931, June 1, 1931, October 1, 1932, September 25, 1935, September 1, 1936, November 1, 1936, February 1, 1940, December 1, 1940, September 1, 1947, March 1, 1950, November 15, 1951, January 15, 1953, May 1, 1953, March 15, 1954, May 15, 1955, August 15, 1957, June 1, 1959, December 1, 1966, October 1, 1968, December 1, 1969, July 1, 1970, December 15, 1970, June 15, 1971, November 15, 1971, January 15, 1973, May 1, 1974, October 1, 1974, January 15, 1975, November 1, 1975, December 15, 1975, February 1, 1976, June 15, 1976, July 15, 1976, February 15, 1977, March 1, 1977, June 15, 1977, July 1, 1977, October 1, 1977, June 1, 1978, October 15, 1978, March 15, 1979, July 1, 1979, September 1, 1979, September 15, 1979, January 1, 1980, April 1, 1980, August 15, 1980, August 1, 1981, November 1, 1981, June 30, 1982, August 15, 1982, June 1, 1983, October 1, 1984, May 1, 1985, May 15, 1985, October 15, 1985, April 1, 1986, August 15, 1986, November 30, 1986, January 31, 1987, April 1, 1987, August 15, 1987, November 30, 1987, June 15, 1989, July 15, 1989, December 1, 1989, February 15, 1990, November 1, 1990, April 1, 1991, May 1, 1991, May 15, 1991, September 1, 1991, November 1, 1991, January 15, 1992, February 29, 1992, April 15, 1992, July 15, 1992, July 31, 1992, November 30, 1992, December 15, 1992, January 1, 1993, March 1, 1993, March 15, 1993, April 1, 1993, April 26, 1993, May 31, 1993, June 30, 1993, June 30, 1993, September 15, 1993, March 1, 1994, June 15, 1994, August 15, 1994, December 1, 1994, August 1, 1995, August 1, 1999, August 15, 1999, January 1, 2000, April 15, 2000, August 1, 2000, March 15, 2001, May 1, 2001, August 15, 2001, September 15, 2001, September 17, 2002, October 15, 2002, December 1, 2002, August 1, 2003, March 15, 2004, July 1, 2004, February 1, 2005, April 1, 2005, August 1, 2005, September 15, 2005, September 30, 2005, May 15, 2006, December 1, 2006, December 1, 2007, April 1, 2008, May 1, 2008, June 1, 2008, July 1, 2008, October 1, 2008, December 1, 2008, March 15, 2009, November 1, 2009, August 1, 2010, September 1, 2010, December 1, 2010, March 1, 2011, May 15, 2011, and August 1, 2011 supplemental to the Original Indenture, have heretofore been entered into between the Company and the Trustee (the Original Indenture and all indentures supplemental thereto together being hereinafter sometimes referred to as the “Indenture”); and

ISSUE OF BONDS UNDER INDENTURE.
WHEREAS, the Indenture provides that said bonds shall be issuable in one or more series, and makes provision that the rates of interest and dates for the payment thereof, the date of maturity or dates of maturity, if of serial maturity, the terms and rates of optional redemption (if redeemable), the forms of registered bonds without coupons of any series and any other provisions and agreements in respect thereof, in the Indenture provided and permitted, as the Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the Trustee thereunder; and

BONDS HERETOFORE ISSUED.
WHEREAS, bonds in the principal amount of Fourteen billion three hundred fifteen million seven hundred seven thousand dollars ($14,315,707,000) have heretofore been issued under the Indenture as follows, viz:

(1)	Bonds of Series A	Principal Amount $26,016,000,

(2)	Bonds of Series B	Principal Amount $23,000,000,

(3)	Bonds of Series C	Principal Amount $20,000,000,

(4)	Bonds of Series D	Principal Amount $50,000,000,

(5)	Bonds of Series E	Principal Amount $15,000,000,

(6)	Bonds of Series F	Principal Amount $49,000,000,

(7)	Bonds of Series G	Principal Amount $35,000,000,

(8)	Bonds of Series H	Principal Amount $50,000,000,

(9)	Bonds of Series I	Principal Amount $60,000,000,

(10)	Bonds of Series J	Principal Amount $35,000,000,

(11)	Bonds of Series K	Principal Amount $40,000,000,

(12)	Bonds of Series L	Principal Amount $24,000,000,

(13)	Bonds of Series M	Principal Amount $40,000,000,

(14)	Bonds of Series N	Principal Amount $40,000,000,

(15)	Bonds of Series O	Principal Amount $60,000,000,

(16)	Bonds of Series P	Principal Amount $70,000,000,

(17)	Bonds of Series Q	Principal Amount $40,000,000,

(18)	Bonds of Series W	Principal Amount $50,000,000,

(19)	Bonds of Series AA	Principal Amount $100,000,000,

(20)	Bonds of Series BB	Principal Amount $50,000,000,

(21)	Bonds of Series CC	Principal Amount $50,000,000,

(22)	Bonds of Series UU	Principal Amount $100,000,000,

(23-31)	Bonds of Series DDP Nos. 1-9	Principal Amount $14,305,000,

(32-45)	Bonds of Series FFR Nos. 1-14	Principal Amount $45,600,000,

(46-67)	Bonds of Series GGP Nos. 1-22	Principal Amount $42,300,000,

(68)	Bonds of Series HH	Principal Amount $50,000,000,

(69-90)	Bonds of Series IIP Nos. 1-22	Principal Amount $3,750,000,

(91-98)	Bonds of Series JJP Nos. 1-8	Principal Amount $6,850,000,

(99-107)	Bonds of Series KKP Nos. 1-9	Principal Amount $34,890,000,

(108-122)	Bonds of Series LLP Nos. 1-15	Principal Amount $8,850,000,

(123-143)	Bonds of Series NNP Nos. 1-21	Principal Amount $47,950,000,

(144-161)	Bonds of Series OOP Nos. 1-18	Principal Amount $18,880,000,

(162-180)	Bonds of Series QQP Nos. 1-19	Principal Amount $13,650,000,

(181-195)	Bonds of Series TTP Nos. 1-15	Principal Amount $3,800,000,

(196)	Bonds of 1980 Series A	Principal Amount $50,000,000,

(197-221)	Bonds of 1980 Series CP Nos. 1-25	Principal Amount $35,000,000,

(222-232)	Bonds of 1980 Series DP Nos. 1-11	Principal Amount $10,750,000,

(233-248)	Bonds of 1981 Series AP Nos. 1-16	Principal Amount $124,000,000,

(249)	Bonds of 1985 Series A	Principal Amount $35,000,000,

(250)	Bonds of 1985 Series B	Principal Amount $50,000,000,

(251)	Bonds of Series PP	Principal Amount $70,000,000,

(252)	Bonds of Series RR	Principal Amount $70,000,000,

(253)	Bonds of Series EE	Principal Amount $50,000,000,

(254-255)	Bonds of Series MMP and MMP No. 2	Principal Amount $5,430,000,

(256)	Bonds of Series T	Principal Amount $75,000,000,

(257)	Bonds of Series U	Principal Amount $75,000,000,

(258)	Bonds of 1986 Series B	Principal Amount $100,000,000,

(259)	Bonds of 1987 Series D	Principal Amount $250,000,000,

(260)	Bonds of 1987 Series E	Principal Amount $150,000,000,

(261)	Bonds of 1987 Series C	Principal Amount $225,000,000,

(262)	Bonds of Series V	Principal Amount $100,000,000,

(263)	Bonds of Series SS	Principal Amount $150,000,000,

(264)	Bonds of 1980 Series B	Principal Amount $100,000,000,

(265)	Bonds of 1986 Series C	Principal Amount $200,000,000,

(266)	Bonds of 1986 Series A	Principal Amount $200,000,000,

(267)	Bonds of 1987 Series B	Principal Amount $175,000,000,

(268)	Bonds of Series X	Principal Amount $100,000,000,

(269)	Bonds of 1987 Series F	Principal Amount $200,000,000,

(270)	Bonds of 1987 Series A	Principal Amount $300,000,000,

(271)	Bonds of Series Y	Principal Amount $60,000,000,

(272)	Bonds of Series Z	Principal Amount $100,000,000,

(273)	Bonds of 1989 Series A	Principal Amount $300,000,000,

(274)	Bonds of 1984 Series AP	Principal Amount $2,400,000,

(275)	Bonds of 1984 Series BP	Principal Amount $7,750,000,

(276)	Bonds of Series R	Principal Amount $100,000,000,

(277)	Bonds of Series S	Principal Amount $150,000,000,

(278)	Bonds of 1993 Series D	Principal Amount $100,000,000,

(279)	Bonds of 1992 Series E	Principal Amount $50,000,000,

(280)	Bonds of 1993 Series B	Principal Amount $50,000,000,

(281)	Bonds of 1989 Series BP	Principal Amount $66,565,000,

(282)	Bonds of 1990 Series A	Principal Amount $194,649,000,

(283)	Bonds of 1990 Series D	Principal Amount $0,

(284)	Bonds of 1993 Series G	Principal Amount $225,000,000,

(285)	Bonds of 1993 Series K	Principal Amount $160,000,000,

(286)	Bonds of 1991 Series EP	Principal Amount $41,480,000,

(287)	Bonds of 1993 Series H	Principal Amount $50,000,000,

(288)	Bonds of 1999 Series D	Principal Amount $40,000,000,

(289)	Bonds of 1991 Series FP	Principal Amount $98,375,000,

(290)	Bonds of 1992 Series BP	Principal Amount $20,975,000,

(291)	Bonds of 1992 Series D	Principal Amount $300,000,000,

(292)	Bonds of 1992 Series CP	Principal Amount $35,000,000,

(293)	Bonds of 1993 Series C	Principal Amount $225,000,000,

(294)	Bonds of 1993 Series E	Principal Amount $400,000,000,

(295)	Bonds of 1993 Series J	Principal Amount $300,000,000,

(296-301)	Bonds of Series KKP Nos. 10-15	Principal Amount $179,590,000,

(302)	Bonds of 1989 Series BP No. 2	Principal Amount $36,000,000,

(303)	Bonds of 1993 Series FP	Principal Amount $5,685,000,

(304)	Bonds of 1993 Series IP	Principal Amount $5,825,000,

(305)	Bonds of 1994 Series AP	Principal Amount $7,535,000,

(306)	Bonds of 1994 Series BP	Principal Amount $12,935,000,

(307)	Bonds of 1994 Series DP	Principal Amount $23,700,000,

(308)	Bonds of 1994 Series C	Principal Amount $200,000,000,

(309)	Bonds of 2000 Series A	Principal Amount $220,000,000,

(310)	Bonds of 2005 Series A	Principal Amount $200,000,000,

(311)	Bonds of 1995 Series AP	Principal Amount $97,000,000,

(312)	Bonds of 1995 Series BP	Principal Amount $22,175,000,

(313)	Bonds of 2001 Series D	Principal Amount $200,000,000,

(314)	Bonds of 2005 Series B	Principal Amount $200,000,000,

(315)	Bonds of 2006 Series CT	Principal Amount $68,500,000,

(316)	Bonds of 2005 Series DT	Principal Amount $119,175,000,

(317)	Bonds of 1991 Series AP	Principal Amount $32,375,000,

(318)	Bonds of 2008 Series DT	Principal Amount $68,500,000,

(319)	Bonds of 1993 Series AP	Principal Amount $65,000,000,

(320)	Bonds of 2001 Series E	Principal Amount $500,000,000,

(321)	Bonds of 2001 Series AP	Principal Amount $31,000,000, and

(322)	Bonds of 1991 Series BP	Principal Amount $25,910,000,

all of which have either been retired and cancelled, or no longer represent obligations of the Company, having matured or having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;

(323)
Bonds of 1990 Series B in the principal amount of Two hundred fifty-six million nine hundred thirty-two thousand dollars ($256,932,000) of which Two hundred nine million three hundred fifty-two thousand dollars ($209,352,000) principal amount have heretofore been retired;

(324)
Bonds of 1990 Series C in the principal amount of Eighty-five million four hundred seventy-five thousand dollars ($85,475,000) of which Seventy-five million two hundred eighteen thousand dollars ($75,218,000) principal amount have heretofore been retired;

(325)	INTENTIONALLY RESERVED FOR 1990 SERIES E;

(326)	INTENTIONALLY RESERVED FOR 1990 SERIES F;

(327)	Bonds of 1991 Series CP in the principal amount of Thirty-two million eight hundred thousand dollars ($32,800,000), all of which are outstanding at the date hereof;

(328)	Bonds of 1991 Series DP in the principal amount of Thirty-seven million six hundred thousand dollars ($37,600,000), all of which are outstanding at the date hereof;

(329)	Bonds of 1992 Series AP in the principal amount of Sixty-six million dollars ($66,000,000), all of which are outstanding at the date hereof;

(330)	Bonds of 1999 Series AP in the principal amount of One hundred eighteen million three hundred sixty thousand dollars ($118,360,000), all of which are outstanding at the date hereof;

(331)	Bonds of 1999 Series BP in the principal amount of Thirty-nine million seven hundred forty-five thousand dollars ($39,745,000), all of which are outstanding of the date hereof;

(332)	Bonds of 1999 Series CP in the principal amount of Sixty-six million five hundred sixty-five thousand dollars ($66,565,000), all of which are outstanding at the date hereof;

(333)	Bonds of 2000 Series B in the principal amount of Fifty million seven hundred forty-five thousand dollars ($50,745,000), all of which are outstanding at the date hereof;

(334)	Bonds of 2001 Series BP in the principal amount of Eighty-two million three hundred fifty thousand ($82,350,000), all of which are outstanding at the date hereof;

(335)	Bonds of 2001 Series CP in the principal amount of One hundred thirty-nine million eight hundred fifty-five thousand dollars ($139,855,000), all of which are outstanding at the date hereof;

(336)	Bonds of 2002 Series A in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

(337)	Bonds of 2002 Series B in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

(338)	Bonds of 2002 Series C in the principal amount of Sixty-four million three hundred thousand dollars ($64,300,000), all of which are outstanding at the date hereof;

(339)	Bonds of 2002 Series D in the principal amount of Fifty-five million nine hundred seventy-five thousand dollars ($55,975,000), all of which are outstanding at the date hereof;

(340)	Bonds of 2003 Series A in the principal amount of Forty-nine million dollars ($49,000,000), all of which are outstanding at the date hereof;

(341)	Bonds of 2004 Series A in the principal amount of Thirty-six million dollars ($36,000,000), all of which are outstanding at the date hereof;

(342)	Bonds of 2004 Series B in the principal amount of Thirty-one million nine hundred eighty thousand dollars ($31,980,000), all of which are outstanding at the date hereof;

(343)	Bonds of 2004 Series D in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

(344)	Bonds of 2005 Series AR in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

(345)	Bonds of 2005 Series BR in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

(346)	Bonds of 2005 Series C in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

(347)	Bonds of 2005 Series E in the principal amount of Two hundred fifty million dollars ($250,000,000), all of which are outstanding at the date hereof;

(348)	Bonds of 2006 Series A in the principal amount of Two hundred fifty million dollars ($250,000,000), all of which are outstanding at the date hereof;

(349)	Bonds of 2007 Series A in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

(350)	Bonds of 2008 Series ET in the principal amount of One hundred nineteen million one hundred seventy-five thousand dollars ($119,175,000), all of which are outstanding at the date hereof;

(351)	Bonds of 2008 Series G in the principal amount of Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof;

(352)	Bonds of 2008 Series KT in the principal amount of Thirty-two million three hundred seventy-five thousand dollars ($32,375,000), all of which are outstanding at the date hereof;

(353)	Bonds of 2008 Series J in the principal amount of Two hundred fifty million dollars ($250,000,000), all of which are outstanding at the date hereof;

(354)	Bonds of 2008 Series LT in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

(355)	Bonds of 2009 Series BT in the principal amount of Sixty-eight million five hundred thousand dollars ($68,500,000), all of which are outstanding at the date hereof;

(356)	Bonds of 2009 Series CT in the principal amount of Sixty-five million dollars ($65,000,000), all of which are outstanding at the date hereof;

(357)	Bonds of 2010 Series B in the principal amount of Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof;

(358)	Bonds of 2010 Series A in the principal amount of Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof;

(359)	Bonds of 2010 Series CT in the principal amount of Nineteen million eight hundred fifty-five thousand dollars ($19,855,000), all of which are outstanding at the date hereof;

(360)	Bonds of 2011 Series AT in the principal amount of Thirty-one million dollars ($31,000,000), all of which are outstanding at the date hereof; and

(361)	Bonds of 2011 Series B in the principal amount of Two hundred fifty million dollars ($250,000,000), all of which are outstanding at the date hereof;

(362)	RESERVED;

accordingly, the Company has issued and has presently outstanding Four billion four hundred fifteen million seventeen thousand dollars ($4,415,017,000) aggregate principal amount of its General and Refunding Mortgage Bonds (the “Bonds”) at the date hereof.

REASON FOR CREATION OF NEW SERIES.	WHEREAS, the Company desires to issue three new series of bonds pursuant to the Indenture; and

BONDS TO BE 2011 SERIES D, 2011 SERIES E AND 2011 SERIES F.
WHEREAS, the Company desires by this Supplemental Indenture (i) to amend the Indenture to cure a potential ambiguity pursuant to Section 1(g) of Article XVI of the Indenture and to add to the covenants and agreements of the Company pursuant to Section 1(b) of Article XVI of the Indenture and (ii) to create three new series of bonds, to be designated “General and Refunding Mortgage Bonds, 2011 Series D,” in the aggregate principal amount of One hundred two million dollars ($102,000,000), “General and Refunding Mortgage Bonds, 2011 Series E,” in the aggregate principal amount of Seventy-seven million dollars ($77,000,000), and “General and Refunding Mortgage Bonds, 2011 Series F” in the aggregate principal amount of Forty-six million dollars ($46,000,000), to be authenticated and delivered pursuant to Section 8 of Article III of the Indenture; and

FURTHER ASSURANCE.
WHEREAS, the Original Indenture, by its terms, includes in the property subject to the lien thereof all of the estates and properties, real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever situate, then or thereafter owned or possessed by or belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity (saving and excepting, however, the property therein specifically excepted or released from the lien thereof), and the Company therein covenanted that it would, upon reasonable request, execute and deliver such further instruments as may be necessary or proper for the better assuring and confirming unto the Trustee all or any part of the trust estate, whether then or thereafter owned or acquired by the Company (saving and excepting, however, property specifically excepted or released from the lien thereof); and

AUTHORIZATION OF SUPPLEMENTAL INDENTURE.
WHEREAS, the Company in the exercise of the powers and authority conferred upon and reserved to it under and by virtue of the provisions of the Indenture, and pursuant to resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture in the form hereof for the purposes herein provided; and

WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid and legally binding instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

CONSIDERATION FOR SUPPLEMENTAL INDENTURE.
NOW, THEREFORE, THIS INDENTURE WITNESSETH: That The Detroit Edison Company, in consideration of the premises and of the covenants contained in the Indenture and of the sum of One Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts under the Original Indenture and in said indentures supplemental thereto as follows:

PART I AMENDMENT OF INDENTURE

SECTION 1. Amendment of Granting Clause. The Granting Clause of the Indenture is hereby amended to insert the words “including, without limitation, covenants of the Company to pay any premium (including any make-whole amount) due and payable on any bonds at any time issued and outstanding hereunder,” immediately following the words “performance and observance of all the covenants and conditions therein and herein contained.”

SECTION 2. Amendment of Section 2 of Article VI. Section 2 of Article VI of the Indenture is hereby amended to include the following additional “event of default”:

(g) Default shall be made in the due and punctual payment of any premium (including any make-whole amount) on any of the bonds hereby secured when and as the same shall become due and payable as therein and herein provided;

PART II. CREATION OF THREE HUNDRED SIXTY-THIRD SERIES OF BONDS, GENERAL AND REFUNDING MORTGAGE BONDS, 2011 SERIES D
TERMS OF BONDS OF 2011 SERIES D.
SECTION 1. The Company hereby creates the three hundred sixty-third series of bonds to be issued under and secured by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title “General and Refunding Mortgage Bonds, 2011 Series D” (elsewhere herein referred to as the “bonds of 2011 Series D”). The aggregate principal amount of bonds of 2011 Series D shall be limited to One hundred two million dollars ($102,000,000), except as provided in Sections 7 and 13 of Article II of the Original Indenture with respect to exchanges and replacements of bonds.

The bonds of 2011 Series D shall be issued as registered bonds without coupons in denominations of a multiple of $1,000. The bonds of 2011 Series D shall be issued in the aggregate principal amount of $102,000,000, shall mature on September 1, 2023 (subject to earlier redemption) and shall bear interest, payable semi-annually on March 1 and September 1 of each year (commencing March 1, 2012), at the rate of four and thirty-one hundredths percent (4.31%) per annum until the principal thereof shall have become due and payable and thereafter on any overdue principal, interest and Make-Whole Amount (as defined below) until the Company's obligations with respect to the payment of said amounts shall have been discharged as provided in the Indenture. In addition to the payment of principal and interest as provided herein, the Company shall also pay any Make-Whole Amount (as defined below) required to be paid by the Company on the bonds of 2011 Series D in the amounts and on the dates required for the payment of any such amounts hereunder.

The bonds of 2011 Series D shall be payable, as to principal, Make-Whole Amount (as defined below), if any, and interest, at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts. Notwithstanding the foregoing, so long as any bond of 2011 Series D is held by an Institutional Investor, payment on such bond of 2011 Series D held by such holder shall be made in the manner specified in the Bond Purchase Agreement dated as of August 9, 2011 between the Company and the Purchasers listed in Schedule A thereto. “Institutional Investor” has the meaning set forth in Schedule B to the aforementioned Bond Purchase Agreement.

Except as provided herein, each bond of 2011 Series D shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the March 1 or September 1 next preceding the date to which interest has been paid on bonds of 2011 Series D, unless the bond is authenticated on a date prior to March 1, 2012, in which case interest shall be payable from September 1, 2011.

The bonds of 2011 Series D in definitive form shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered R-1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of bonds of 2011 Series D). Until bonds of 2011 Series D in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 2011 Series D in temporary form, as provided in Section 10 of Article II of the Indenture. Temporary bonds of 2011 Series D, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 2011 Series D, but without a recital of redemption prices and with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

Interest on any bond of 2011 Series D that is payable on any interest payment date and is punctually paid or duly provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the close of business on the regular record date for such interest, which regular record date shall be the calendar day (whether or not such day is a business day) immediately preceding the applicable interest payment date. If the Company shall default in the payment of the interest due on any interest payment date on the principal represented by any bond of 2011 Series D, such defaulted interest shall forthwith cease to be payable to the registered holder of that bond on the relevant regular record date by virtue of his having been such holder, and such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 2011 Series D issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 2011 Series D issued upon transfer or exchange thereof) is registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of bonds of 2011 Series D not less than ten (10) days preceding such subsequent record date, which subsequent record date shall be at least five (5) days prior to the payment date of such defaulted interest. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

Bonds of 2011 Series D, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto.

If any interest payment date, date of redemption or the stated maturity for the bonds of 2011 Series D would otherwise be a day that is not a business day, payment of principal and/or interest or Make-Whole Amount, if any, with respect to the bonds of 2011 Series D will be paid on the next succeeding business day with the same force and effect as if made on such date and no interest on such payment will accrue from and after such date.

“Business day” means any day other than a day on which banking institutions in The State of New York or the State of Michigan are authorized or obligated pursuant to law or executive order to close.

REDEMPTION OF BONDS OF 2011 SERIES D.
SECTION 2. Bonds of 2011 Series D will be redeemable at the option of the Company, in whole at any time or in part from time to time at a redemption price equal to 100% of the principal amount of the bonds of 2011 Series D to be redeemed together with the Make-Whole Amount (defined below), if any, plus, in each case, accrued and unpaid interest thereon to the redemption date.

Notwithstanding the foregoing, installments of interest on the bonds of 2011 Series D that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date.

“Make-Whole Amount” means, with respect to any bond, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such bond over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to a bond, the principal of the bond that is to be redeemed on an optional redemption date or has become or is declared to be immediately due and payable pursuant to Section 2 of Article VI of the Indenture, as the context requires.

“Discounted Value” means, with respect to the Called Principal of a bond, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the bond is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of a bond, 0.50% plus the yield to maturity implied by (i) the yields reported, as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “PX-1” on the Bloomberg Financial Market Screen (or such other display as may replace “PX-1” on the Bloomberg Financial Market Screen) or, if Page PX1 (or its successor screen on the Bloomberg Financial Market Screen) is unavailable, the Telerate Access Service screen which corresponds most closely to Page PX1 for the most recently issued actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly on a straight line basis between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable bond.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the Stated Maturity of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of a bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its Stated Maturity, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the bond, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date.

“Settlement Date” means, with respect to the Called Principal of a bond, the optional redemption date on which such Called Principal is to be redeemed or has become or is declared to be immediately due and payable pursuant to Section 2 of Article VI of the Indenture as the context requires.

The bonds of 2011 Series D shall be redeemable as aforesaid upon giving notice of such redemption by first class mail, postage prepaid, by or on behalf of the Company at least thirty (30) days, but not more than sixty (60) days, prior to the date fixed for redemption to the registered holders of bonds of 2011 Series D so called for redemption at their last respective addresses appearing on the register thereof, but failure to mail such notice to the registered holders of any bonds of 2011 Series D designated for redemption shall not affect the validity of any such redemption of any other bonds of such series. Each such notice shall specify such redemption date, the aggregate principal amount of the bonds of 2011 Series D to be redeemed on such date, the principal amount of each bond of 2011 Series D held by such holder to be redeemed, and the interest to be paid on the redemption date with respect to such principal amount being redeemed, and shall be accompanied by a certificate of a senior financial officer of the Company as to the estimated Make-Whole Amount due in connection with such redemption (calculated as if the date of such notice were the date of the redemption), setting forth the details of such computation. The Make-Whole Amount shall be determined by the Company two Business Days prior to the applicable redemption date and the Company shall deliver to holders of the bonds of 2011 Series D and to the Trustee a certificate of a senior financial officer specifying the calculation of such Make-Whole Amount as of the redemption date. Interest shall cease to accrue on any bonds of 2011 Series D (or any portion thereof) so called for redemption from and after the date fixed for redemption if payment sufficient to redeem the bonds of 2011 Series D (or such portion) designated for redemption has been duly provided for. Bonds of 2011 Series D redeemed in part only shall be in amounts of $1,000 or any multiple thereof.

If the giving of the notice of redemption shall have been completed, or if provision satisfactory to the Trustee for the giving of such notice shall have been made, and if the Company shall have deposited with the Trustee in trust funds (which shall have become available for payment to the holders of the bonds of 2011 Series D so to be redeemed) sufficient to redeem bonds of 2011 Series D in whole or in part, on the date fixed for redemption, then all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and interest due or to become due thereon shall cease and be discharged and the holders of such bonds of 2011 Series D (or portions thereof) shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or in respect of such bonds (or portions thereof) and interest.

In case an event of default, as defined in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture. Upon any such declaration, the Company shall also pay to the holders of the bonds of 2011 Series D the Make-Whole Amount on such bonds, if any, determined as of the date such bonds shall have been declared due and payable and such amount shall be payable out of the trust estate or proceeds thereof or otherwise prior to any payment of surplus of the foregoing to the Company as provided in Clause Third of Article VI, Section 11, of the Indenture.

The bonds of 2011 Series D shall not be entitled to or subject to any sinking fund and shall not be redeemable other than as provided in Section 2 hereof.

EXCHANGE AND TRANSFER
SECTION 3. At the option of the registered holder, any bonds of 2011 Series D, upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, shall be exchangeable for a like aggregate principal amount of bonds of 2011 Series D upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. The Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 2011 Series B during any period of ten (10) days next preceding any redemption date for such bonds.

Any bonds of 2011 Series D surrendered for exchange or transfer shall be accompanied by (A) a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney; (B) the following additional information and documents, as applicable: (x) if such bonds of 2011 Series D are being delivered to the Company by a holder for registration in the name of such holder, without transfer, a certification from such holder to that effect (in the form set forth on the reverse side of the bond); or (y) if such bonds of 2011 Series D are being transferred to the Company, a certification to that effect (in the form set forth on the reverse side of the bond); or (C) if such bonds of 2011 Series D are being transferred pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or in reliance upon another exemption from the registration requirements of the Securities Act, (i) a certification to that effect (in the form set forth on the reverse side of the bond) and (ii) if the Company so requests, other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth below.

Bonds of 2011 Series D, in definitive and temporary form, shall bear a legend stating that such bond has not been registered under the United States Securities Act of 1933, as amended and that as a consequence such bond may not be offered, sold or otherwise transferred, whether or not for consideration, unless pursuant to an exemption from such registration applicable to such offer, sale or other transfer, and may bear such other legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto.

FORM OF BONDS OF 2011 SERIES D.	SECTION 4. The bonds of 2011 Series D and the form of Trustee's Certificate to be endorsed on such bonds shall be substantially in the following forms, respectively:

THE DETROIT EDISON COMPANY GENERAL AND REFUNDING MORTGAGE BOND 2011 SERIES D

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

PPN: 250847 H*4
$______________No. R-___

THE DETROIT EDISON COMPANY (hereinafter called the “Company”), a corporation of the State of Michigan, for value received, hereby promises to pay to ________, or registered assigns, at the Company's office or agency in the Borough of Manhattan, the City and State of New York, the principal sum of ______________________ Dollars ($__________) in lawful money of the United States of America on September 1, 2023 (subject to earlier redemption) and interest thereon at the rate of 4.31%, in like lawful money, from September 1, 2011, and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for, semi-annually on March 1 and September 1 of each year (commencing March 1, 2012), until the Company's obligation with respect to payment of said principal shall have been discharged, and to pay interest on any overdue installment of interest or any overdue Make-Whole Amount (as defined below) at said rate until the Company's obligations with respect to payment of such amounts shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned and in the supplemental indenture pursuant to which this bond has been issued. In addition to the payment of principal and interest as provided herein, the Company shall also pay any Make-Whole Amount (as defined below) required to be paid by the Company on the bonds of 2011 Series D in the amounts and on the dates required for the payment of any such amounts hereunder. So long as any bond of 2011 Series D is held by an Institutional Investor, payment on such bond of 2011 Series D held by such holder shall be made in the manner specified in the Bond Purchase Agreement dated as of August 9, 2011 between the Company and the Purchasers listed in Schedule A thereto. “Institutional Investor” has the meaning set forth in Schedule B to the aforementioned Bond Purchase Agreement.

This bond is one of an authorized issue of bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as 2011 Series D, limited to an aggregate principal amount of $102,000,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to The Bank of New York Mellon Trust Company, N.A., as successor Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of August 15, 2011) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of August 15, 2011, are hereinafter collectively called the “Indenture”). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

This bond is not subject to repayment at the option of the holder hereof. Except as provided below, this bond is not redeemable by the Company prior to maturity and is not subject to any sinking fund.

This bond will be redeemable at the option of the Company, in whole at any time or in part from time to time at a redemption price equal to 100% of the principal amount of this bond to be redeemed together with the Make-Whole Amount (as defined below) plus, in each case, accrued and unpaid interest thereon to the redemption date.

Notwithstanding the foregoing, installments of interest on this bond that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date.

“Make-Whole Amount” means, with respect to any bond, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such bond over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to a bond, the principal of the bond that is to be redeemed on an optional redemption date or has become or is declared to be immediately due and payable pursuant to Section 2 of Article VI of the Indenture, as the context requires.

“Discounted Value” means, with respect to the Called Principal of a bond, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the bond is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of a bond, 0.50% plus the yield to maturity implied by (i) the yields reported, as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “PX-1” on the Bloomberg Financial Market Screen (or such other display as may replace “PX-1” on the Bloomberg Financial Market Screen) or, if Page PX1 (or its successor screen on the Bloomberg Financial Market Screen) is unavailable, the Telerate Access Service screen which corresponds most closely to Page PX1 for the most recently issued actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly on a straight line basis between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable bond.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the Stated Maturity of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of a bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its Stated Maturity, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the bond, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date.

“Settlement Date” means, with respect to the Called Principal of a bond, the optional redemption date on which such Called Principal is to be redeemed or has become or is declared to be immediately due and payable pursuant to Section 2 of Article VI of the Indenture as the context requires.

This bond shall be redeemable as aforesaid upon giving notice of such redemption by first class mail, postage prepaid, by or on behalf of the Company at least thirty (30) days, but not more than sixty (60) days, prior to the date fixed for redemption to the holder hereof at its last addresses appearing on the register. Such notice shall specify such redemption date, the aggregate principal amount of the bonds of 2011 Series D to be redeemed on such date, the principal amount of each bond of 2011 Series D held by such holder to be redeemed, and the interest to be paid on the redemption date with respect to such principal amount being redeemed, and shall be accompanied by a certificate of a senior financial officer of the Company as to the estimated Make-Whole Amount due in connection with such redemption (calculated as if the date of such notice were the date of the redemption), setting forth the details of such computation. The Make-Whole Amount shall be determined by the Company two Business Days prior to the applicable redemption date and the Company shall deliver to holders of the bonds of 2011 Series D and to the Trustee a certificate of a senior financial officer specifying the calculation of such Make-Whole Amount as of the redemption date. Interest shall cease to accrue on any bonds of 2011 Series D (or any portion thereof) so called for redemption from and after the date fixed for redemption if payment sufficient to redeem the bonds of 2011 Series D (or such portion) designated for redemption has been duly provided for. Bonds of 2011 Series D redeemed in part only shall be in amounts of $1,000 or any multiple thereof.

Under the Indenture, funds may be deposited with the Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 2011 Series D (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

In case an event of default, as defined in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture. Upon any such declaration, the Company shall also pay to the holders of the bonds of 2011 Series D the Make-Whole Amount on such bonds, if any, determined as of the date such bonds shall have been declared due and payable and such amount shall be payable out of the trust estate or proceeds thereof or otherwise prior to any payment of surplus of the foregoing to the Company as provided in Clause Third of Article VI, Section 11, of the Indenture.

The bonds of this series are issuable only in fully registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, bonds of this series are exchangeable for a like aggregate principal amount of bonds of this series of a different authorized denomination, as requested by the registered holder surrendering the same.

This bond is transferable by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, the City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

No reference herein to the Indenture and no provision of this bond or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, Make-Whole Amount, if any, and interest on this bond at the time and place and at the rate and in the coin or currency herein prescribed.

No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

This bond shall not be valid or become obligatory for any purpose until The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused this instrument to be executed by an authorized officer, with his or her manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Corporate Secretary or Assistant Corporate Secretary by manual or facsimile signature.

Dated: _____________ THE DETROIT EDISON COMPANY

By: Name: Title:

[Corporate Seal]

Attest: By: Name: Title:

[FORM OF TRUSTEE'S CERTIFICATE]

FORM OF TRUSTEE'S CERTIFICATE.	This bond is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee
By: Authorized Representative

PART III. CREATION OF THREE HUNDRED SIXTY-FOURTH SERIES OF BONDS, GENERAL AND REFUNDING MORTGAGE BONDS, 2011 SERIES E
TERMS OF BONDS OF 2011 SERIES E.
SECTION 1. The Company hereby creates the three hundred sixty-fourth series of bonds to be issued under and secured by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title “General and Refunding Mortgage Bonds, 2011 Series E” (elsewhere herein referred to as the “bonds of 2011 Series E”). The aggregate principal amount of bonds of 2011 Series E shall be limited to Seventy-seven million dollars ($77,000,000), except as provided in Sections 7 and 13 of Article II of the Original Indenture with respect to exchanges and replacements of bonds.

The bonds of 2011 Series E shall be issued as registered bonds without coupons in denominations of a multiple of $1,000. The bonds of 2011 Series E shall be issued in the aggregate principal amount of $77,000,000, shall mature on September 1, 2026 (subject to earlier redemption) and shall bear interest, payable semi-annually on March 1 and September 1 of each year (commencing March 1, 2012), at the rate of four and forty-six hundredths percent (4.46%) per annum until the principal thereof shall have become due and payable and thereafter on any overdue principal, interest and Make-Whole Amount (as defined below) until the Company's obligations with respect to the payment of said amounts shall have been discharged as provided in the Indenture. In addition to the payment of principal and interest as provided herein, the Company shall also pay any Make-Whole Amount (as defined below) required to be paid by the Company on the bonds of 2011 Series E in the amounts and on the dates required for the payment of any such amounts hereunder.

The bonds of 2011 Series E shall be payable, as to principal, Make-Whole Amount (as defined below), if any, and interest, at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts. Notwithstanding the foregoing, so long as any bond of 2011 Series E is held by an Institutional Investor, payment on such bond of 2011 Series E held by such holder shall be made in the manner specified in the Bond Purchase Agreement dated as of August 9, 2011 between the Company and the Purchasers listed in Schedule A thereto. “Institutional Investor” has the meaning set forth in Schedule B to the aforementioned Bond Purchase Agreement.

Except as provided herein, each bond of 2011 Series E shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the March 1 or September 1 next preceding the date to which interest has been paid on bonds of 2011 Series E, unless the bond is authenticated on a date prior to March 1, 2012, in which case interest shall be payable from September 1, 2011.

The bonds of 2011 Series E in definitive form shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered R-1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of bonds of 2011 Series E). Until bonds of 2011 Series E in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 2011 Series E in temporary form, as provided in Section 10 of Article II of the Indenture. Temporary bonds of 2011 Series E, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 2011 Series E, but without a recital of redemption prices and with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

Interest on any bond of 2011 Series E that is payable on any interest payment date and is punctually paid or duly provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the close of business on the regular record date for such interest, which regular record date shall be the calendar day (whether or not such day is a business day) immediately preceding the applicable interest payment date. If the Company shall default in the payment of the interest due on any interest payment date on the principal represented by any bond of 2011 Series E, such defaulted interest shall forthwith cease to be payable to the registered holder of that bond on the relevant regular record date by virtue of his having been such holder, and such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 2011 Series E issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 2011 Series E issued upon transfer or exchange thereof) is registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of bonds of 2011 Series E not less than ten (10) days preceding such subsequent record date, which subsequent record date shall be at least five (5) days prior to the payment date of such defaulted interest. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

Bonds of 2011 Series E, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto.

If any interest payment date, date of redemption or the stated maturity for the bonds of 2011 Series E would otherwise be a day that is not a business day, payment of principal and/or interest or Make-Whole Amount, if any, with respect to the bonds of 2011 Series E will be paid on the next succeeding business day with the same force and effect as if made on such date and no interest on such payment will accrue from and after such date.

“Business day” means any day other than a day on which banking institutions in The State of New York or the State of Michigan are authorized or obligated pursuant to law or executive order to close.

REDEMPTION OF BONDS OF 2011 SERIES E.
SECTION 2. Bonds of 2011 Series E will be redeemable at the option of the Company, in whole at any time or in part from time to time at a redemption price equal to 100% of the principal amount of the bonds of 2011 Series E to be redeemed together with the Make-Whole Amount (defined below), if any, plus, in each case, accrued and unpaid interest thereon to the redemption date.

Notwithstanding the foregoing, installments of interest on the bonds of 2011 Series E that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date.

“Make-Whole Amount” means, with respect to any bond, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such bond over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to a bond, the principal of the bond that is to be redeemed on an optional redemption date or has become or is declared to be immediately due and payable pursuant to Section 2 of Article VI of the Indenture, as the context requires.

“Discounted Value” means, with respect to the Called Principal of a bond, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the bond is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of a bond, 0.50% plus the yield to maturity implied by (i) the yields reported, as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “PX-1” on the Bloomberg Financial Market Screen (or such other display as may replace “PX-1” on the Bloomberg Financial Market Screen) or, if Page PX1 (or its successor screen on the Bloomberg Financial Market Screen) is unavailable, the Telerate Access Service screen which corresponds most closely to Page PX1 for the most recently issued actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly on a straight line basis between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable bond.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the Stated Maturity of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of a bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its Stated Maturity, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the bond, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date.

“Settlement Date” means, with respect to the Called Principal of a bond, the optional redemption date on which such Called Principal is to be redeemed or has become or is declared to be immediately due and payable pursuant to Section 2 of Article VI of the Indenture as the context requires.

The bonds of 2011 Series E shall be redeemable as aforesaid upon giving notice of such redemption by first class mail, postage prepaid, by or on behalf of the Company at least thirty (30) days, but not more than sixty (60) days, prior to the date fixed for redemption to the registered holders of bonds of 2011 Series E so called for redemption at their last respective addresses appearing on the register thereof, but failure to mail such notice to the registered holders of any bonds of 2011 Series E designated for redemption shall not affect the validity of any such redemption of any other bonds of such series. Each such notice shall specify such redemption date, the aggregate principal amount of the bonds of 2011 Series E to be redeemed on such date, the principal amount of each bond of 2011 Series E held by such holder to be redeemed, and the interest to be paid on the redemption date with respect to such principal amount being redeemed, and shall be accompanied by a certificate of a senior financial officer of the Company as to the estimated Make-Whole Amount due in connection with such redemption (calculated as if the date of such notice were the date of the redemption), setting forth the details of such computation. The Make-Whole Amount shall be determined by the Company two Business Days prior to the applicable redemption date and the Company shall deliver to holders of the bonds of 2011 Series E and to the Trustee a certificate of a senior financial officer specifying the calculation of such Make-Whole Amount as of the redemption date. Interest shall cease to accrue on any bonds of 2011 Series E (or any portion thereof) so called for redemption from and after the date fixed for redemption if payment sufficient to redeem the bonds of 2011 Series E (or such portion) designated for redemption has been duly provided for. Bonds of 2011 Series E redeemed in part only shall be in amounts of $1,000 or any multiple thereof.

If the giving of the notice of redemption shall have been completed, or if provision satisfactory to the Trustee for the giving of such notice shall have been made, and if the Company shall have deposited with the Trustee in trust funds (which shall have become available for payment to the holders of the bonds of 2011 Series E so to be redeemed) sufficient to redeem bonds of 2011 Series E in whole or in part, on the date fixed for redemption, then all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and interest due or to become due thereon shall cease and be discharged and the holders of such bonds of 2011 Series E (or portions thereof) shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or in respect of such bonds (or portions thereof) and interest.

In case an event of default, as defined in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture. Upon any such declaration, the Company shall also pay to the holders of the bonds of 2011 Series E the Make-Whole Amount on such bonds, if any, determined as of the date such bonds shall have been declared due and payable and such amount shall be payable out of the trust estate or proceeds thereof or otherwise prior to any payment of surplus of the foregoing to the Company as provided in Clause Third of Article VI, Section 11, of the Indenture.

The bonds of 2011 Series E shall not be entitled to or subject to any sinking fund and shall not be redeemable other than as provided in Section 2 hereof.

EXCHANGE AND TRANSFER
SECTION 3. At the option of the registered holder, any bonds of 2011 Series E, upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, shall be exchangeable for a like aggregate principal amount of bonds of 2011 Series E upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. The Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 2011 Series B during any period of ten (10) days next preceding any redemption date for such bonds.

Any bonds of 2011 Series E surrendered for exchange or transfer shall be accompanied by (A) a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney; (B) the following additional information and documents, as applicable: (x) if such bonds of 2011 Series E are being delivered to the Company by a holder for registration in the name of such holder, without transfer, a certification from such holder to that effect (in the form set forth on the reverse side of the bond); or (y) if such bonds of 2011 Series E are being transferred to the Company, a certification to that effect (in the form set forth on the reverse side of the bond); or (C) if such bonds of 2011 Series E are being transferred pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or in reliance upon another exemption from the registration requirements of the Securities Act, (i) a certification to that effect (in the form set forth on the reverse side of the bond) and (ii) if the Company so requests, other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth below.

Bonds of 2011 Series E, in definitive and temporary form, shall bear a legend stating that such bond has not been registered under the United States Securities Act of 1933, as amended and that as a consequence such bond may not be offered, sold or otherwise transferred, whether or not for consideration, unless pursuant to an exemption from such registration applicable to such offer, sale or other transfer, and may bear such other legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto.

FORM OF BONDS OF 2011 SERIES E.	SECTION 4. The bonds of 2011 Series E and the form of Trustee's Certificate to be endorsed on such bonds shall be substantially in the following forms, respectively:

THE DETROIT EDISON COMPANY GENERAL AND REFUNDING MORTGAGE BOND 2011 SERIES E

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

PPN: 250847 H@2
$______________No. R-___

THE DETROIT EDISON COMPANY (hereinafter called the “Company”), a corporation of the State of Michigan, for value received, hereby promises to pay to ________, or registered assigns, at the Company's office or agency in the Borough of Manhattan, the City and State of New York, the principal sum of ______________________ Dollars ($__________) in lawful money of the United States of America on September 1, 2026 (subject to earlier redemption) and interest thereon at the rate of 4.46%, in like lawful money, from September 1, 2011, and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for, semi-annually on March 1 and September 1 of each year (commencing March 1, 2012), until the Company's obligation with respect to payment of said principal shall have been discharged, and to pay interest on any overdue installment of interest or any overdue Make-Whole Amount (as defined below) at said rate until the Company's obligations with respect to payment of such amounts shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned and in the supplemental indenture pursuant to which this bond has been issued. In addition to the payment of principal and interest as provided herein, the Company shall also pay any Make-Whole Amount (as defined below) required to be paid by the Company on the bonds of 2011 Series E in the amounts and on the dates required for the payment of any such amounts hereunder. So long as any bond of 2011 Series E is held by an Institutional Investor, payment on such bond of 2011 Series E held by such holder shall be made in the manner specified in the Bond Purchase Agreement dated as of August 9, 2011 between the Company and the Purchasers listed in Schedule A thereto. “Institutional Investor” has the meaning set forth in Schedule B to the aforementioned Bond Purchase Agreement.

This bond is one of an authorized issue of bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as 2011 Series E, limited to an aggregate principal amount of $77,000,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to The Bank of New York Mellon Trust Company, N.A., as successor Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of August 15, 2011) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of August 15, 2011, are hereinafter collectively called the “Indenture”). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

This bond is not subject to repayment at the option of the holder hereof. Except as provided below, this bond is not redeemable by the Company prior to maturity and is not subject to any sinking fund.

This bond will be redeemable at the option of the Company, in whole at any time or in part from time to time at a redemption price equal to 100% of the principal amount of this bond to be redeemed together with the Make-Whole Amount (as defined below) plus, in each case, accrued and unpaid interest thereon to the redemption date.

Notwithstanding the foregoing, installments of interest on this bond that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date.

“Make-Whole Amount” means, with respect to any bond, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such bond over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to a bond, the principal of the bond that is to be redeemed on an optional redemption date or has become or is declared to be immediately due and payable pursuant to Section 2 of Article VI of the Indenture, as the context requires.

“Discounted Value” means, with respect to the Called Principal of a bond, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the bond is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of a bond, 0.50% plus the yield to maturity implied by (i) the yields reported, as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “PX-1” on the Bloomberg Financial Market Screen (or such other display as may replace “PX-1” on the Bloomberg Financial Market Screen) or, if Page PX1 (or its successor screen on the Bloomberg Financial Market Screen) is unavailable, the Telerate Access Service screen which corresponds most closely to Page PX1 for the most recently issued actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly on a straight line basis between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable bond.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the Stated Maturity of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of a bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its Stated Maturity, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the bond, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date.

“Settlement Date” means, with respect to the Called Principal of a bond, the optional redemption date on which such Called Principal is to be redeemed or has become or is declared to be immediately due and payable pursuant to Section 2 of Article VI of the Indenture as the context requires.

This bond shall be redeemable as aforesaid upon giving notice of such redemption by first class mail, postage prepaid, by or on behalf of the Company at least thirty (30) days, but not more than sixty (60) days, prior to the date fixed for redemption to the holder hereof at its last addresses appearing on the register. Such notice shall specify such redemption date, the aggregate principal amount of the bonds of 2011 Series E to be redeemed on such date, the principal amount of each bond of 2011 Series E held by such holder to be redeemed, and the interest to be paid on the redemption date with respect to such principal amount being redeemed, and shall be accompanied by a certificate of a senior financial officer of the Company as to the estimated Make-Whole Amount due in connection with such redemption (calculated as if the date of such notice were the date of the redemption), setting forth the details of such computation. The Make-Whole Amount shall be determined by the Company two Business Days prior to the applicable redemption date and the Company shall deliver to holders of the bonds of 2011 Series E and to the Trustee a certificate of a senior financial officer specifying the calculation of such Make-Whole Amount as of the redemption date. Interest shall cease to accrue on any bonds of 2011 Series E (or any portion thereof) so called for redemption from and after the date fixed for redemption if payment sufficient to redeem the bonds of 2011 Series E (or such portion) designated for redemption has been duly provided for. Bonds of 2011 Series E redeemed in part only shall be in amounts of $1,000 or any multiple thereof.

Under the Indenture, funds may be deposited with the Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 2011 Series E (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

In case an event of default, as defined in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture. Upon any such declaration, the Company shall also pay to the holders of the bonds of 2011 Series E the Make-Whole Amount on such bonds, if any, determined as of the date such bonds shall have been declared due and payable and such amount shall be payable out of the trust estate or proceeds thereof or otherwise prior to any payment of surplus of the foregoing to the Company as provided in Clause Third of Article VI, Section 11, of the Indenture.

The bonds of this series are issuable only in fully registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, bonds of this series are exchangeable for a like aggregate principal amount of bonds of this series of a different authorized denomination, as requested by the registered holder surrendering the same.

This bond is transferable by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, the City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

No reference herein to the Indenture and no provision of this bond or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, Make-Whole Amount, if any, and interest on this bond at the time and place and at the rate and in the coin or currency herein prescribed.

No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

This bond shall not be valid or become obligatory for any purpose until The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused this instrument to be executed by an authorized officer, with his or her manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Corporate Secretary or Assistant Corporate Secretary by manual or facsimile signature.

Dated: _____________ THE DETROIT EDISON COMPANY

By: Name: Title:

[Corporate Seal]

Attest: By: Name: Title:

[FORM OF TRUSTEE'S CERTIFICATE]

FORM OF TRUSTEE'S CERTIFICATE.	This bond is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee
By: Authorized Representative

PART IV. CREATION OF THREE HUNDRED SIXTY-FIFTH SERIES OF BONDS, GENERAL AND REFUNDING MORTGAGE BONDS, 2011 SERIES F
TERMS OF BONDS OF 2011 SERIES F.
SECTION 1. The Company hereby creates the three hundred sixty-fifth series of bonds to be issued under and secured by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title “General and Refunding Mortgage Bonds, 2011 Series F” (elsewhere herein referred to as the “bonds of 2011 Series F”). The aggregate principal amount of bonds of 2011 Series F shall be limited to Forty-six million dollars ($46,000,000), except as provided in Sections 7 and 13 of Article II of the Original Indenture with respect to exchanges and replacements of bonds.

The bonds of 2011 Series F shall be issued as registered bonds without coupons in denominations of a multiple of $1,000. The bonds of 2011 Series F shall be issued in the aggregate principal amount of $46,000,000, shall mature on September 1, 2041 (subject to earlier redemption) and shall bear interest, payable semi-annually on March 1 and September 1 of each year (commencing March 1, 2012), at the rate of five and sixty-seven hundredths percent (5.67%) per annum until the principal thereof shall have become due and payable and thereafter on any overdue principal, interest and Make-Whole Amount (as defined below) until the Company's obligations with respect to the payment of said amounts shall have been discharged as provided in the Indenture. In addition to the payment of principal and interest as provided herein, the Company shall also pay any Make-Whole Amount (as defined below) required to be paid by the Company on the bonds of 2011 Series F in the amounts and on the dates required for the payment of any such amounts hereunder.

The bonds of 2011 Series F shall be payable, as to principal, Make-Whole Amount (as defined below), if any, and interest, at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts. Notwithstanding the foregoing, so long as any bond of 2011 Series F is held by an Institutional Investor, payment on such bond of 2011 Series F held by such holder shall be made in the manner specified in the Bond Purchase Agreement dated as of August 9, 2011 between the Company and the Purchasers listed in Schedule A thereto. “Institutional Investor” has the meaning set forth in Schedule B to the aforementioned Bond Purchase Agreement.

Except as provided herein, each bond of 2011 Series F shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the March 1 or September 1 next preceding the date to which interest has been paid on bonds of 2011 Series F, unless the bond is authenticated on a date prior to March 1, 2012, in which case interest shall be payable from September 1, 2011.

The bonds of 2011 Series F in definitive form shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered R-1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of bonds of 2011 Series F). Until bonds of 2011 Series F in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 2011 Series F in temporary form, as provided in Section 10 of Article II of the Indenture. Temporary bonds of 2011 Series F, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 2011 Series F, but without a recital of redemption prices and with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

Interest on any bond of 2011 Series F that is payable on any interest payment date and is punctually paid or duly provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the close of business on the regular record date for such interest, which regular record date shall be the calendar day (whether or not such day is a business day) immediately preceding the applicable interest payment date. If the Company shall default in the payment of the interest due on any interest payment date on the principal represented by any bond of 2011 Series F, such defaulted interest shall forthwith cease to be payable to the registered holder of that bond on the relevant regular record date by virtue of his having been such holder, and such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 2011 Series F issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 2011 Series F issued upon transfer or exchange thereof) is registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of bonds of 2011 Series F not less than ten (10) days preceding such subsequent record date, which subsequent record date shall be at least five (5) days prior to the payment date of such defaulted interest. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

Bonds of 2011 Series F, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto.

If any interest payment date, date of redemption or the stated maturity for the bonds of 2011 Series F would otherwise be a day that is not a business day, payment of principal and/or interest or Make-Whole Amount, if any, with respect to the bonds of 2011 Series F will be paid on the next succeeding business day with the same force and effect as if made on such date and no interest on such payment will accrue from and after such date.

“Business day” means any day other than a day on which banking institutions in The State of New York or the State of Michigan are authorized or obligated pursuant to law or executive order to close.

REDEMPTION OF BONDS OF 2011 SERIES F.
SECTION 2. Bonds of 2011 Series F will be redeemable at the option of the Company, in whole at any time or in part from time to time at a redemption price equal to 100% of the principal amount of the bonds of 2011 Series F to be redeemed together with the Make-Whole Amount (defined below), if any, plus, in each case, accrued and unpaid interest thereon to the redemption date.

Notwithstanding the foregoing, installments of interest on the bonds of 2011 Series F that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date.

“Make-Whole Amount” means, with respect to any bond, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such bond over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to a bond, the principal of the bond that is to be redeemed on an optional redemption date or has become or is declared to be immediately due and payable pursuant to Section 2 of Article VI of the Indenture, as the context requires.

“Discounted Value” means, with respect to the Called Principal of a bond, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the bond is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of a bond, 0.50% plus the yield to maturity implied by (i) the yields reported, as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “PX-1” on the Bloomberg Financial Market Screen (or such other display as may replace “PX-1” on the Bloomberg Financial Market Screen) or, if Page PX1 (or its successor screen on the Bloomberg Financial Market Screen) is unavailable, the Telerate Access Service screen which corresponds most closely to Page PX1 for the most recently issued actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly on a straight line basis between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable bond.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the Stated Maturity of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of a bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its Stated Maturity, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the bond, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date.

“Settlement Date” means, with respect to the Called Principal of a bond, the optional redemption date on which such Called Principal is to be redeemed or has become or is declared to be immediately due and payable pursuant to Section 2 of Article VI of the Indenture as the context requires.

The bonds of 2011 Series F shall be redeemable as aforesaid upon giving notice of such redemption by first class mail, postage prepaid, by or on behalf of the Company at least thirty (30) days, but not more than sixty (60) days, prior to the date fixed for redemption to the registered holders of bonds of 2011 Series F so called for redemption at their last respective addresses appearing on the register thereof, but failure to mail such notice to the registered holders of any bonds of 2011 Series F designated for redemption shall not affect the validity of any such redemption of any other bonds of such series. Each such notice shall specify such redemption date, the aggregate principal amount of the bonds of 2011 Series F to be redeemed on such date, the principal amount of each bond of 2011 Series F held by such holder to be redeemed, and the interest to be paid on the redemption date with respect to such principal amount being redeemed, and shall be accompanied by a certificate of a senior financial officer of the Company as to the estimated Make-Whole Amount due in connection with such redemption (calculated as if the date of such notice were the date of the redemption), setting forth the details of such computation. The Make-Whole Amount shall be determined by the Company two Business Days prior to the applicable redemption date and the Company shall deliver to holders of the bonds of 2011 Series F and to the Trustee a certificate of a senior financial officer specifying the calculation of such Make-Whole Amount as of the redemption date. Interest shall cease to accrue on any bonds of 2011 Series F (or any portion thereof) so called for redemption from and after the date fixed for redemption if payment sufficient to redeem the bonds of 2011 Series F (or such portion) designated for redemption has been duly provided for. Bonds of 2011 Series F redeemed in part only shall be in amounts of $1,000 or any multiple thereof.

If the giving of the notice of redemption shall have been completed, or if provision satisfactory to the Trustee for the giving of such notice shall have been made, and if the Company shall have deposited with the Trustee in trust funds (which shall have become available for payment to the holders of the bonds of 2011 Series F so to be redeemed) sufficient to redeem bonds of 2011 Series F in whole or in part, on the date fixed for redemption, then all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and interest due or to become due thereon shall cease and be discharged and the holders of such bonds of 2011 Series F (or portions thereof) shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or in respect of such bonds (or portions thereof) and interest.

In case an event of default, as defined in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture. Upon any such declaration, the Company shall also pay to the holders of the bonds of 2011 Series F the Make-Whole Amount on such bonds, if any, determined as of the date such bonds shall have been declared due and payable and such amount shall be payable out of the trust estate or proceeds thereof or otherwise prior to any payment of surplus of the foregoing to the Company as provided in Clause Third of Article VI, Section 11, of the Indenture.

The bonds of 2011 Series F shall not be entitled to or subject to any sinking fund and shall not be redeemable other than as provided in Section 2 hereof.

EXCHANGE AND TRANSFER
SECTION 3. At the option of the registered holder, any bonds of 2011 Series F, upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, shall be exchangeable for a like aggregate principal amount of bonds of 2011 Series F upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. The Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 2011 Series B during any period of ten (10) days next preceding any redemption date for such bonds.

Any bonds of 2011 Series F surrendered for exchange or transfer shall be accompanied by (A) a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney; (B) the following additional information and documents, as applicable: (x) if such bonds of 2011 Series F are being delivered to the Company by a holder for registration in the name of such holder, without transfer, a certification from such holder to that effect (in the form set forth on the reverse side of the bond); or (y) if such bonds of 2011 Series F are being transferred to the Company, a certification to that effect (in the form set forth on the reverse side of the bond); or (C) if such bonds of 2011 Series F are being transferred pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or in reliance upon another exemption from the registration requirements of the Securities Act, (i) a certification to that effect (in the form set forth on the reverse side of the bond) and (ii) if the Company so requests, other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth below.

Bonds of 2011 Series F, in definitive and temporary form, shall bear a legend stating that such bond has not been registered under the United States Securities Act of 1933, as amended and that as a consequence such bond may not be offered, sold or otherwise transferred, whether or not for consideration, unless pursuant to an exemption from such registration applicable to such offer, sale or other transfer, and may bear such other legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto.

FORM OF BONDS OF 2011 SERIES F.	SECTION 4. The bonds of 2011 Series F and the form of Trustee's Certificate to be endorsed on such bonds shall be substantially in the following forms, respectively:

THE DETROIT EDISON COMPANY GENERAL AND REFUNDING MORTGAGE BOND 2011 SERIES F

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

PPN: 250847 H#0
$______________No. R-___

THE DETROIT EDISON COMPANY (hereinafter called the “Company”), a corporation of the State of Michigan, for value received, hereby promises to pay to ________, or registered assigns, at the Company's office or agency in the Borough of Manhattan, the City and State of New York, the principal sum of ______________________ Dollars ($__________) in lawful money of the United States of America on September 1, 2041 (subject to earlier redemption) and interest thereon at the rate of 5.67%, in like lawful money, from September 1, 2011, and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for, semi-annually on March 1 and September 1 of each year (commencing March 1, 2012), until the Company's obligation with respect to payment of said principal shall have been discharged, and to pay interest on any overdue installment of interest or any overdue Make-Whole Amount (as defined below) at said rate until the Company's obligations with respect to payment of such amounts shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned and in the supplemental indenture pursuant to which this bond has been issued. In addition to the payment of principal and interest as provided herein, the Company shall also pay any Make-Whole Amount (as defined below) required to be paid by the Company on the bonds of 2011 Series F in the amounts and on the dates required for the payment of any such amounts hereunder. So long as any bond of 2011 Series F is held by an Institutional Investor, payment on such bond of 2011 Series F held by such holder shall be made in the manner specified in the Bond Purchase Agreement dated as of August 9, 2011 between the Company and the Purchasers listed in Schedule A thereto. “Institutional Investor” has the meaning set forth in Schedule B to the aforementioned Bond Purchase Agreement.

This bond is one of an authorized issue of bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as 2011 Series F, limited to an aggregate principal amount of $46,000,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to The Bank of New York Mellon Trust Company, N.A., as successor Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of August 15, 2011) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of August 15, 2011, are hereinafter collectively called the “Indenture”). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

This bond is not subject to repayment at the option of the holder hereof. Except as provided below, this bond is not redeemable by the Company prior to maturity and is not subject to any sinking fund.

This bond will be redeemable at the option of the Company, in whole at any time or in part from time to time at a redemption price equal to 100% of the principal amount of this bond to be redeemed together with the Make-Whole Amount (as defined below) plus, in each case, accrued and unpaid interest thereon to the redemption date.

Notwithstanding the foregoing, installments of interest on this bond that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date.

“Make-Whole Amount” means, with respect to any bond, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such bond over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to a bond, the principal of the bond that is to be redeemed on an optional redemption date or has become or is declared to be immediately due and payable pursuant to Section 2 of Article VI of the Indenture, as the context requires.

“Discounted Value” means, with respect to the Called Principal of a bond, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the bond is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of a bond, 0.50% plus the yield to maturity implied by (i) the yields reported, as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “PX-1” on the Bloomberg Financial Market Screen (or such other display as may replace “PX-1” on the Bloomberg Financial Market Screen) or, if Page PX1 (or its successor screen on the Bloomberg Financial Market Screen) is unavailable, the Telerate Access Service screen which corresponds most closely to Page PX1 for the most recently issued actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly on a straight line basis between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable bond.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the Stated Maturity of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of a bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its Stated Maturity, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the bond, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date.

“Settlement Date” means, with respect to the Called Principal of a bond, the optional redemption date on which such Called Principal is to be redeemed or has become or is declared to be immediately due and payable pursuant to Section 2 of Article VI of the Indenture as the context requires.

This bond shall be redeemable as aforesaid upon giving notice of such redemption by first class mail, postage prepaid, by or on behalf of the Company at least thirty (30) days, but not more than sixty (60) days, prior to the date fixed for redemption to the holder hereof at its last addresses appearing on the register. Such notice shall specify such redemption date, the aggregate principal amount of the bonds of 2011 Series F to be redeemed on such date, the principal amount of each bond of 2011 Series F held by such holder to be redeemed, and the interest to be paid on the redemption date with respect to such principal amount being redeemed, and shall be accompanied by a certificate of a senior financial officer of the Company as to the estimated Make-Whole Amount due in connection with such redemption (calculated as if the date of such notice were the date of the redemption), setting forth the details of such computation. The Make-Whole Amount shall be determined by the Company two Business Days prior to the applicable redemption date and the Company shall deliver to holders of the bonds of 2011 Series F and to the Trustee a certificate of a senior financial officer specifying the calculation of such Make-Whole Amount as of the redemption date. Interest shall cease to accrue on any bonds of 2011 Series F (or any portion thereof) so called for redemption from and after the date fixed for redemption if payment sufficient to redeem the bonds of 2011 Series F (or such portion) designated for redemption has been duly provided for. Bonds of 2011 Series F redeemed in part only shall be in amounts of $1,000 or any multiple thereof.

Under the Indenture, funds may be deposited with the Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 2011 Series F (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

In case an event of default, as defined in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture. Upon any such declaration, the Company shall also pay to the holders of the bonds of 2011 Series F the Make-Whole Amount on such bonds, if any, determined as of the date such bonds shall have been declared due and payable and such amount shall be payable out of the trust estate or proceeds thereof or otherwise prior to any payment of surplus of the foregoing to the Company as provided in Clause Third of Article VI, Section 11, of the Indenture.

The bonds of this series are issuable only in fully registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, bonds of this series are exchangeable for a like aggregate principal amount of bonds of this series of a different authorized denomination, as requested by the registered holder surrendering the same.

This bond is transferable by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, the City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

No reference herein to the Indenture and no provision of this bond or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, Make-Whole Amount, if any, and interest on this bond at the time and place and at the rate and in the coin or currency herein prescribed.

No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

This bond shall not be valid or become obligatory for any purpose until The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused this instrument to be executed by an authorized officer, with his or her manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Corporate Secretary or Assistant Corporate Secretary by manual or facsimile signature.

Dated: _____________ THE DETROIT EDISON COMPANY

By: Name: Title:

[Corporate Seal]

Attest: By: Name: Title:

[FORM OF TRUSTEE'S CERTIFICATE]

FORM OF TRUSTEE'S CERTIFICATE.	This bond is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee
By: Authorized Representative

PART V.

RECORDING AND FILING DATA

RECORDING AND FILING OF ORIGINAL INDENTURE.	The Original Indenture and indentures supplemental thereto have been recorded and/or filed and Certificates of Provision for Payment have been recorded as hereinafter set forth.

The Original Indenture has been recorded as a real estate mortgage and filed as a chattel Mortgage in the offices of the respective Registers of Deeds of certain counties in the State of Michigan as set forth in the Supplemental Indenture dated as of September 1, 1947, has been recorded as a real estate mortgage in the office of the Register of Deeds of Genesee County, Michigan as set forth in the Supplemental Indenture dated as of May 1, 1974, has been filed in the Office of the Secretary of State of Michigan on November 16, 1951 and has been filed and recorded in the office of the Interstate Commerce Commission on December 8, 1969.

RECORDING AND FILING OF SUPPLEMENTAL INDENTURES.
Pursuant to the terms and provisions of the Original Indenture, indentures supplemental thereto heretofore entered into have been Recorded as a real estate mortgage and/or filed as a chattel mortgage or as a financing statement in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, the Office of the Secretary of State of Michigan and the Office of the Interstate Commerce Commission or the Surface Transportation Board, as set forth in supplemental indentures as follows:

Supplemental Indenture Dated as of	Purpose of Supplemental Indenture	Recorded and/or Filed as Set Forth in Supplemental Indenture Dated as of
June 1, 1925(a)(b)	Series B Bonds	February 1, 1940
August 1, 1927(a)(b)	Series C Bonds	February 1, 1940
February 1, 1931(a)(b)	Series D Bonds	February 1, 1940
June 1, 1931(a)(b)	Subject Properties	February 1, 1940
October 1, 1932(a)(b)	Series E Bonds	February 1, 1940
September 25, 1935(a)(b)	Series F Bonds	February 1, 1940
September 1, 1936(a)(b)	Series G Bonds	February 1, 1940
November 1, 1936(a)(b)	Subject Properties	February 1, 1940
February 1, 1940(a)(b)	Subject Properties	September 1, 1947
December 1, 1940(a)(b)	Series H Bonds and Additional Provisions	September 1, 1947
September 1, 1947(a)(b)(c)	Series I Bonds, Subject Properties and Additional Provisions	November 15, 1951
March 1, 1950(a)(b)(c)	Series J Bonds and Additional Provisions	November 15, 1951
November 15, 1951(a)(b)(c)	Series K Bonds, Additional Provisions and Subject Properties	January 15, 1953
January 15, 1953(a)(b)	Series L Bonds	May 1, 1953
May 1, 1953(a)	Series M Bonds and Subject Properties	March 15, 1954
March 15, 1954(a)(c)	Series N Bonds and Subject Properties	May 15, 1955
May 15, 1955(a)(c)	Series O Bonds and Subject Properties	August 15, 1957
August 15, 1957(a)(c)	Series P Bonds, Additional Provisions and Subject Properties	June 1, 1959
June 1, 1959(a)(c)	Series Q Bonds and Subject Properties	December 1, 1966
December 1, 1966(a)(c)	Series R Bonds, Additional Provisions and Subject Properties	October 1, 1968

October 1, 1968(a)(c)	Series S Bonds and Subject Properties	December 1, 1969
December 1, 1969(a)(c)	Series T Bonds and Subject Properties	July 1, 1970
July 1, 1970(c)	Series U Bonds and Subject Properties	December 15, 1970
December 15, 1970(c)	Series V Bonds and Series W Bonds	June 15, 1971
June 15, 1971(c)	Series X Bonds and Subject Properties	November 15, 1971
November 15, 1971(c)	Series Y Bonds and Subject Properties	January 15, 1973
January 15, 1973(c)	Series Z Bonds and Subject Properties	May 1, 1974
May 1, 1974	Series AA Bonds and Subject Properties	October 1, 1974
October 1, 1974	Series BB Bonds and Subject Properties	January 15, 1975
January 15, 1975	Series CC Bonds and Subject Properties	November 1, 1975
November 1, 1975	Series DDP Nos. 1-9 Bonds and Subject Properties	December 15, 1975
December 15, 1975	Series EE Bonds and Subject Properties	February 1, 1976
February 1, 1976	Series FFR Nos. 1-13 Bonds	June 15, 1976
June 15, 1976	Series GGP Nos. 1-7 Bonds and Subject Properties	July 15, 1976
July 15, 1976	Series HH Bonds and Subject Properties	February 15, 1977
February 15, 1977	Series MMP Bonds and Subject Properties	March 1, 1977
March 1, 1977	Series IIP Nos. 1-7 Bonds, Series JJP Nos. 1-7 Bonds, Series KKP Nos. 1-7 Bonds and Series LLP Nos. 1-7 Bonds	June 15, 1977
June 15, 1977	Series FFR No. 14 Bonds and Subject Properties	July 1, 1977
July 1, 1977	Series NNP Nos. 1-7 Bonds and Subject Properties	October 1, 1977
October 1, 1977	Series GGP Nos. 8-22 Bonds and Series OOP Nos. 1-17 Bonds and Subject Properties	June 1, 1978
June 1, 1978	Series PP Bonds, Series QQP Nos. 1-9 Bonds and Subject Properties	October 15, 1978
October 15, 1978	Series RR Bonds and Subject Properties	March 15, 1979
March 15, 1979	Series SS Bonds and Subject Properties	July 1, 1979
July 1, 1979	Series IIP Nos. 8-22 Bonds, Series NNP Nos. 8-21 Bonds and Series TTP Nos. 1-15 Bonds and Subject Properties	September 1, 1979
September 1, 1979	Series JJP No. 8 Bonds, Series KKP No. 8 Bonds, Series LLP Nos. 8-15 Bonds, Series MMP No. 2 Bonds and Series OOP No. 18 Bonds and Subject Properties	September 15, 1979
September 15, 1979	Series UU Bonds	January 1, 1980

January 1, 1980	1980 Series A Bonds and Subject Properties	April 1, 1980
April 1, 1980	1980 Series B Bonds	August 15, 1980
August 15, 1980	Series QQP Nos. 10-19 Bonds, 1980 Series CP Nos. 1-12 Bonds and 1980 Series DP No. 1-11 Bonds and Subject Properties	August 1, 1981
August 1, 1981	1980 Series CP Nos. 13-25 Bonds and Subject Properties	November 1, 1981
November 1, 1981	1981 Series AP Nos. 1-12 Bonds	June 30, 1982
June 30, 1982	Article XIV Reconfirmation	August 15, 1982
August 15, 1982	1981 Series AP Nos. 13-14 Bonds and Subject Properties	June 1, 1983
June 1, 1983	1981 Series AP Nos. 15-16 Bonds and Subject Properties	October 1, 1984
October 1, 1984	1984 Series AP Bonds and 1984 Series BP Bonds and Subject Properties	May 1, 1985
May 1, 1985	1985 Series A Bonds	May 15, 1985
May 15, 1985	1985 Series B Bonds and Subject Properties	October 15, 1985
October 15, 1985	Series KKP No. 9 Bonds and Subject Properties	April 1, 1986
April 1, 1986	1986 Series A Bonds and Subject Properties	August 15, 1986
August 15, 1986	1986 Series B Bonds and Subject Properties	November 30, 1986
November 30, 1986	1986 Series C Bonds	January 31, 1987
January 31, 1987	1987 Series A Bonds	April 1, 1987
April 1, 1987	1987 Series B Bonds and 1987 Series C Bonds	August 15, 1987
August 15, 1987	1987 Series D Bonds, 1987 Series E Bonds and Subject Properties	November 30, 1987
November 30, 1987	1987 Series F Bonds	June 15, 1989
June 15, 1989	1989 Series A Bonds	July 15, 1989
July 15, 1989	Series KKP No. 10 Bonds	December 1, 1989
December 1, 1989	Series KKP No. 11 Bonds and 1989 Series BP Bonds	February 15, 1990
February 15, 1990	1990 Series A Bonds, 1990 Series B Bonds, 1990 Series C Bonds, 1990 Series D Bonds, 1990 Series E Bonds and 1990 Series F Bonds	November 1, 1990
November 1, 1990	Series KKP No. 12 Bonds	April 1, 1991
April 1, 1991	1991 Series AP Bonds	May 1, 1991
May 1, 1991	1991 Series BP Bonds and 1991 Series CP Bonds	May 15, 1991
May 15, 1991	1991 Series DP Bonds	September 1, 1991
September 1, 1991	1991 Series EP Bonds	November 1, 1991
November 1, 1991	1991 Series FP Bonds	January 15, 1992
January 15, 1992	1992 Series BP Bonds	February 29, 1992 and April 15, 1992
February 29, 1992	1992 Series AP Bonds	April 15, 1992
April 15, 1992	Series KKP No. 13 Bonds	July 15, 1992
July 15, 1992	1992 Series CP Bonds	November 30, 1992
July 31, 1992	1992 Series D Bonds	November 30, 1992

November 30, 1992	1992 Series E Bonds and 1993 Series B Bonds	March 15, 1993
December 15, 1992	Series KKP No. 14 Bonds and 1989 Series BP No. 2 Bonds	March 15, 1993
January 1, 1993	1993 Series C Bonds	April 1, 1993
March 1, 1993	1993 Series E Bonds	June 30, 1993
March 15, 1993	1993 Series D Bonds	September 15, 1993
April 1, 1993	1993 Series FP Bonds and 1993 Series IP Bonds	September 15, 1993
April 26, 1993	1993 Series G Bonds and Amendment of Article II, Section 5	September 15, 1993
May 31, 1993	1993 Series J Bonds	September 15, 1993
June 30, 1993	1993 Series AP Bonds	(d)
June 30, 1993	1993 Series H Bonds	(d)
September 15, 1993	1993 Series K Bonds	March 1, 1994
March 1, 1994	1994 Series AP Bonds	June 15, 1994
June 15, 1994	1994 Series BP Bonds	December 1, 1994
August 15, 1994	1994 Series C Bonds	December 1, 1994
December 1, 1994	Series KKP No. 15 Bonds and 1994 Series DP Bonds	August 1, 1995
August 1, 1995	1995 Series AP Bonds and 1995 Series BP Bonds	August 1, 1999
August 1, 1999	1999 Series AP Bonds, 1999 Series BP Bonds and 1999 Series CP Bonds	(d)
August 15, 1999	1999 Series D Bonds	(d)
January 1, 2000	2000 Series A Bonds	(d)
April 15, 2000	Appointment of Successor Trustee	(d)
August 1, 2000	2000 Series BP Bonds	(d)
March 15, 2001	2001 Series AP Bonds	(d)
May 1, 2001	2001 Series BP Bonds	(d)
August 15, 2001	2001 Series CP Bonds	(d)
September 15, 2001	2001 Series D Bonds and 2001 Series E Bonds	(d)
September 17, 2002	Amendment of Article XIII, Section 3 and Appointment of Successor Trustee	(d)
October 15, 2002	2002 Series A Bonds and 2002 Series B Bonds	(d)
December 1, 2002	2002 Series C Bonds and 2002 Series D Bonds	(d)
August 1, 2003	2003 Series A Bonds	(d)
March 15, 2004	2004 Series A Bonds and 2004 Series B Bonds	(d)
July 1, 2004	2004 Series D Bonds	(d)
February 1, 2005	2005 Series A Bonds and 2005 Series B Bonds	May 15, 2006
April 1, 2005	2005 Series AR Bonds and 2005 Series BR Bonds	May 15, 2006
August 1, 2005	2005 Series DT Bonds	May 15, 2006
September 15, 2005	2005 Series C Bonds	May 15, 2006
September 30, 2005	2005 Series E Bonds	May 15, 2006
May 15, 2006	2006 Series A Bonds	December 1, 2006

December 1, 2006	2006 Series CT Bonds	December 1, 2007
December 1, 2007	2007 Series A Bonds	April 1, 2008
April 1, 2008	2008 Series DT Bonds	May 1, 2008
May 1, 2008	2008 Series ET Bonds	July 1, 2008
June 1, 2008	2008 Series G Bonds	October 1, 2008
July 1, 2008	2008 Series KT Bonds	October 1, 2008
October 1, 2008	2008 Series J Bonds	December 1, 2008
December 1, 2008	2008 Series LT Bonds	March 15, 2009
March 15, 2009	2009 Series BT Bonds	November 1, 2009
November 1, 2009	2009 Series CT Bonds	August 1, 2010
August 1, 2010	2010 Series B Bonds	December 1, 2010
September 1, 2010	2010 Series A Bonds	December 1, 2010
December 1, 2010	2010 Series CT Bonds	March 1, 2011
March 1, 2011	2011 Series AT Bonds	May 15, 2011
(a) See Supplemental Indenture dated as of July 1, 1970 for Interstate Commerce Commission filing and recordation information.
(b) See Supplemental Indenture dated as of May 1, 1953 for Secretary of State of Michigan filing information.
(c) See Supplemental Indenture dated as of May 1, 1974 for County of Genesee, Michigan recording and filing information.
(d) Recording and filing information for this Supplemental Indenture has not been set forth in a subsequent Supplemental Indenture.

RECORDING AND FILING OF SUPPLEMENTAL INDENTURE DATED AS OF MAY 15, 2011.
Further, pursuant to the terms and provisions of the Original Indenture, a Supplemental Indenture dated as of May 15, 2011 providing for the terms of bonds to be issued thereunder of 2011 Series B has heretofore been entered into between the Company and the Trustee and has been filed in the Office of the Secretary of State of Michigan as a financing statement on May 19, 2011 (Filing No. 2011072283-9), has been filed and recorded in the Office of the Surface Transportation Board on May 18, 2011(Recordation No. 5485-CCCCCC), and has been recorded as a real estate mortgage in the offices of the respective Register of Deeds of certain counties in the State of Michigan, as follows:

County	Recorded	Liber/ Instrument no.	Page
Genesee	5/20/2011	201,105,200,048,289	N/A
Huron	5/18/2011	1,359	9
Ingham	5/18/2011	3,422	492
Lapeer	5/18/2011	2,501	952
Lenawee	5/18/2011	2,424	563
Livingston	5/18/2011	2011R-016009	N/A
Macomb	5/26/2011	20,767	728
Mason	5/18/2011	2011R02870	N/A
Monroe	5/18/2011	2011R09974	N/A
Oakland	5/18/2011	43,074	76
St. Clair	5/18/2011	4,149	814
Sanilac	5/18/2011	1,130	785
Tuscola	5/18/2011	1,222	726
Washtenaw	5/18/2011	4,847	811
Wayne	6/3/2011	49,216	1,008

RECORDING OF CERTIFICATES OF PROVISION FOR PAYMENT.
All the bonds of Series A which were issued under the Original Indenture dated as of October 1, 1924, and of Series B, Series C, Series D, Series E, Series F, Series G, Series H, Series I, Series J, Series K, Series L, Series M, Series N, Series O, Series P, Series Q, Series R, Series S, Series T, Series U, Series V, Series W, Series X, Series Y, Series Z, Series AA, Series BB, Series CC, Series DDP Nos. 1-9, Series EE, Series FFR Nos. 1-13, Series GGP Nos. 1-7, Series HH, Series MMP, Series IP Nos. 1-7, Series JJP Nos. 1-7, Series KKP Nos. 1-7, Series LLP Nos. 1-7, Series FFR No. 14, Series NNP Nos. 1-7, Series GGP Nos. 8-22, Series OOP Nos. 1-17, Series PP, Series QQP Nos. 1-9, Series RR, Series SS, Series IIP Nos. 8-22, Series NNP Nos. 8-21, Series TTP Nos. 1-15, Series JJP No. 8, Series KKP No. 8, Series LLP Nos. 8-15, Series MMP No. 2, Series OOP No. 18, Series UU, 1980 Series A, 1980 Series B, Series QQP Nos. 10-19, 1980 Series CP Nos. 1-12, 1980 Series DP Nos. 1-11, 1980 Series CP Nos. 13-25, 1981 Series AP Nos. 1-12, 1981 Series AP Nos. 13-14, 1981 Series AP Nos. 15-16, 1984 Series AP, 1984 Series BP, 1985 Series A, 1985 Series B, Series KKP No. 9, 1986 Series A, 1986 Series B, 1986 Series C, 1987 Series A, 1987 Series B, 1987 Series C, 1987 Series D, 1987 Series E, 1987 Series F, 1989 Series A, Series KKP No. 10, Series KKP No. 11, 1989 Series BP, 1990 Series A, 1990 Series D, 1991 Series EP, 1991 Series FP, 1992 Series BP, Series KKP No. 13, 1992 Series CP, 1992 Series D, Series KKP No. 14, 1989 Series BP No. 2, 1993 Series B, 1993 Series C, 1993, 1993 Series H, 1993 Series E, 1993 Series D, 1993 Series FP, 1993 Series IP, 1993 Series G, 1993 Series J, 1993 Series K, 1994 Series AP, 1994 Series BP, 1994 Series C, Series KKP No. 15, 1994 Series DP, 1995 Series AP, 1995 Series BP, 1999 Series D, 2000 Series A, 2001 Series D, 2005 Series A, and 2005 Series B, which were issued under Supplemental Indentures as described in the Recording and Filing of Supplemental Indentures section above, have matured or have been called for redemption and funds sufficient for such payment or redemption have been irrevocably deposited with the Trustee for that purpose; and Certificates of Provision for Payment have been recorded in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, with respect to all bonds of Series A, B, C, D, E, F, G, H, K, L, M, O, W, BB, CC, DDP Nos. 1 and 2, FFR Nos. 1-3, GGP Nos. 1 and 2, IIP No. 1, JJP No. 1, KKP No. 1, LLP No. 1 and GGP No. 8.

PART VI.

THE TRUSTEE.

TERMS AND CONDITIONS OF ACCEPTANCE OF TRUST BY TRUSTEE.
The Trustee hereby accepts the trust hereby declared and provided, and agrees to perform the same upon the terms and conditions in the Original Indenture, as amended to date and as supplemented by this Supplemental Indenture, and in this Supplemental Indenture set forth, and upon the following terms and conditions:

The Trustee shall not be responsible in any manner whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

PART VII.

MISCELLANEOUS.

CONFIRMATION OF SECTION 318(c) OF TRUST INDENTURE ACT.
Except to the extent specifically provided therein, no provision of this Supplemental Indenture or any future supplemental indenture is intended to modify, and the parties do hereby adopt and confirm, the provisions of Section 318(c) of the Trust Indenture Act which amend and supersede provisions of the Indenture in effect prior to November 15, 1990.

EXECUTION IN COUNTERPARTS.
THIS SUPPLEMENTAL INDENTURE MAY BE SIMULTANEOUSLY EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH WHEN SO EXECUTED SHALL BE DEEMED TO BE AN ORIGINAL; BUT SUCH COUNTERPARTS SHALL TOGETHER CONSTITUTE BUT ONE AND THE SAME INSTRUMENT.

TESTIMONIUM.
IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY AND THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. HAVE CAUSED THESE PRESENTS TO BE SIGNED IN THEIR RESPECTIVE CORPORATE NAMES BY THEIR RESPECTIVE CHAIRMEN OF THE BOARD, PRESIDENTS, VICE PRESIDENTS, ASSISTANT VICE PRESIDENTS, TREASURERS OR ASSISTANT TREASURERS AND IMPRESSED WITH THEIR RESPECTIVE CORPORATE SEALS, ATTESTED BY THEIR RESPECTIVE SECRETARIES OR ASSISTANT SECRETARIES, ALL AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.

EXECUTION BY            THE DETROIT EDISON COMPANY
COMPANY.

By:

(Corporate Seal)	Name: Donald J. Goshorn
Title: Assistant Treasurer

Attest:

By:
Name: Lisa A. Muschong
Title: Corporate Secretary

Signed, sealed and delivered by
THE DETROIT EDISON COMPANY
in the presence of

Name: Anthony G. Morrow

Name: John Dermody
STATE OF MICHIGAN    )
) SS
COUNTY OF WAYNE    )

ACKNOWLEDG-MENT OF EXECUTION BY COMPANY.
On this 30th day of August, 2011, before me, the subscriber, a Notary Public within and for the County of Wayne, in the State of Michigan, acting in the County of Wayne, personally appeared Donald J. Goshorn, to me personally known, who, being by me duly sworn, did say that he does business at One Energy Plaza, Detroit, Michigan 48226 and is the Assistant Treasurer of THE DETROIT EDISON COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said Donald J. Goshorn acknowledged said instrument to be the free act and deed of said corporation.

(Notarial Seal)	Jennifer Evans Notary Public, Wayne County, MI Acting in Wayne My Commission Expires: December 28, 2016

EXECUTION BY	THE BANK OF NEW YORK MELLON TRUST
TRUSTEE.    COMPANY, N.A.

By:
(Corporate Seal)    Name: Alexis M. Johnson
Title: Authorized Officer

Attest:

By:
Name: J. Michael Banas
Title: Vice President

Signed, sealed and delivered by
THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A.
in the presence of

Name: Daniel T. Richards

Name: Kathleen Hier
STATE OF MICHIGAN    )
) SS
COUNTY OF WAYNE    )

ACKNOWLEDG-MENT OF EXECUTION BY TRUSTEE.
On this 30th day of August, 2011, before me, the subscriber, a Notary Public within and for the County of Wayne, in the State of Michigan, acting in the County of Wayne, personally appeared Alexis M. Johnson, to me personally known, who, being by me duly sworn, did say that her business office is located at 719 Griswold Street, Suite 930, Detroit, Michigan 48226, and she is an Authorized Officer of THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., one of the corporations described in and which executed the foregoing instrument; that she knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that she subscribed her name thereto by like authority; and said Alexis M. Johnson acknowledged said instrument to be the free act and deed of said corporation.

(Notarial Seal)	Jennifer Evans Notary Public, Wayne County, MI Acting in Wayne My Commission Expires: December 28, 2016

STATE OF MICHIGAN    )
) SS
COUNTY OF WAYNE    )

AFFIDAVIT AS TO CONSIDERATION AND GOOD FAITH.
Donald J. Goshorn, being duly sworn, says: that he is the Assistant Treasurer of THE DETROIT EDISON COMPANY, the Mortgagor named in the foregoing instrument, and that he has knowledge of the facts in regard to the making of said instrument and of the consideration therefor; that the consideration for said instrument was and is actual and adequate, and that the same was given in good faith for the purposes in such instrument set forth.

Name: Donald J. Goshorn
Title: Assistant Treasurer
The Detroit Edison Company

Sworn to before me this 30th day of
August, 2011

(Notarial Seal)
Jennifer Evans
Notary Public, Wayne County, MI
Acting in Wayne
My Commission Expires: December 28, 2016

This instrument was drafted by:
Daniel T. Richards, Esq.
One Energy Plaza
688 WCB
Detroit, Michigan 48226

When recorded return to:
Donna J. Singer
One Energy Plaza
688 WCB
Detroit, Michigan 48226